Earnings per share (EPS) (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share (EPS)
Schedule of loss and share data used in the basic and diluted EPS calculations

	For the Year Ended December 31,
(in thousands, except for share and per share amounts)	2022	2021	2020
Loss for the year	$(31,907)	$(42,355)	$(15,927)
Weighted average number of common shares	25,924,005	19,758,169	399,126
Basic and diluted loss per share	$(1.23)	$(2.14)	$(39.91)